Exhibit 10.8

EXECUTION COPY

THIRD AMENDMENT TO CREDIT AGREEMENT

THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”), dated as of December 23, 2010, by and among INTERNATIONAL ADVISORY HOLDINGS CORP., a Delaware corporation (“Holdings”), INTERNATIONAL CONSULTING ACQUISITION CORP., a Delaware corporation (the “Borrower”), the lenders party to the Credit Agreement referred to below (the “Lenders”) and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the “Administrative Agent”).  Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

W I T N E S S E T H :

WHEREAS, Holdings, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of November 16, 2007 (as amended, modified or supplemented through, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this Third Amendment, the parties hereto wish to amend to certain provisions of the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.              Amendments to Credit Agreement.

1.             Section 9.15(a) of the Credit Agreement is hereby amended by (x) deleting the text “December 31, 2010” appearing in said Section and inserting the text “March 31, 2011” in lieu thereof and (y) deleting the text “$9,000,000” appearing in said Section and inserting the text “$9,500,000” in lieu thereof.

2.             Section 10.07 of the Credit Agreement is hereby amended by deleting the text “December 31, 2010 through and including March 30, 2011” and the corresponding ratio of “3.00:1.00” set forth opposite such text and inserting the following text and ratio in lieu thereof:

“December 31, 2010 through and including March 30, 2011	3.50:1.00”.

II.            Miscellaneous Provisions.

1.             In order to induce the Lenders to enter into this Third Amendment, each of Holdings and the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Third Amendment Effective Date (as hereinafter defined), both immediately before and after giving effect to this Third Amendment and (ii) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents, are true and correct in all material respects on the Third Amendment Effective Date, both immediately before and after giving effect to this Third Amendment, with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood that any representation or warranty which by its terms is made as of a specific date shall be true and correct in all material respects only as of such specific date).

2.             The Credit Agreement is modified only by the express provisions of this Third Amendment and this Third Amendment shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3.             This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4.             THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

5.             This Third Amendment shall become effective on the date (the “Third Amendment Effective Date”) when Holdings, the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention:  May Yip-Daniels (facsimile number: 212-354-8113 / email: myip@whitecase.com) and (ii) the Borrower shall have paid the outstanding fees and expenses of White & Case LLP in connection with the Credit Agreement.

6.             From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

*        *        *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Third Amendment as of the date first above written.

INTERNATIONAL ADVISORY HOLDINGS CORP.

By:	/s/ David E. Berger
Name: David E. Berger
Title: President and Chief Financial Officer

INTERNATIONAL CONSULTING ACQUISITION CORP.

By:	/s/ David E. Berger
Name: David E. Berger
Title: President and Chief Financial Officer

Signature page to Third Amendment to TPI Credit Agreement

DEUTSCHE BANK TRUST COMPANY AMERICAS,
Individually and as Administrative Agent

By:	/s/ Erin Morrissey
Name: Erin Morrissey
Title: Vice President

By:	/s/ Scottye Lindsey
Name: Scottye Lindsey
Title: Director

Signature page to Third Amendment to TPI Credit Agreement